EXHIBIT 31.3

CERTIFICATION PURSUANT TO RULE 13A-14(a) OR 15D-14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO SECTION 302 OF THE

SARBANES-OXLEY ACT OF 2002

I, Rodney Sacks, certify that:

1.            I have reviewed this amended annual report on Form 10-K/A of Monster Beverage Corporation;

2.            Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date:	April 6, 2015	/s/Rodney C. Sacks
Rodney C. Sacks
Chairman of the Board of Directors
and Chief Executive Officer